SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

BENEFICIAL BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36806	47-1569198
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(215) 864-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On April 22, 2016, Beneficial Bancorp, Inc. (the “Company”), the holding company for Beneficial Bank, issued a press release announcing its financial results for the three months ended March 31, 2016.  For more information, reference is made to the Company’s press release dated April 22, 2016, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01                                           Financial Statements and Exhibits.

(d)                              Exhibits

Number	Description

99.1	Press Release dated April 22, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL BANCORP, INC.

Date:	4/22/2016	By:	/s/ Thomas D. Cestare
Thomas D. Cestare
Executive Vice President and Chief Financial
Officer